                                                                    Exhibit 10.3




                              CONDOR SYSTEMS, INC.

                       1999 EMPLOYEE STOCK INCENTIVE PLAN

                        EFFECTIVE AS OF DECEMBER 14, 1999

                                TABLE OF CONTENTS

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
SECTION 1.   INTRODUCTION...................................................................1

SECTION 2.   DEFINITIONS....................................................................1

                 (a)    "Affiliate".........................................................1

                 (b)    "Award".............................................................1

                 (c)    "Board".............................................................1

                 (d)    "Cause".............................................................1

                 (e)    "Change In Control".................................................2

                 (f)    "Code"..............................................................3

                 (g)    "Committee".........................................................3

                 (h)    "Common Stock"......................................................3

                 (i)    "Company"...........................................................3

                 (j)    "Consultant"........................................................3

                 (k)    "Director"..........................................................3

                 (l)    "Disability"........................................................3

                 (m)    "Employee"..........................................................3

                 (n)    "Exchange Act"......................................................3

                 (o)    "Exercise Price"....................................................3

                 (p)    "Fair Market Value".................................................3

                 (q)    "Good Reason".......................................................4

                 (r)    "Grant".............................................................4

                 (s)    "Incentive Stock Option" or "ISO"...................................4

                 (t)    "Investors' Agreement"..............................................4

                 (u)    "Key Employee"......................................................4

                 (v)    "Non-Employee Director".............................................4

                 (w)    "Nonstatutory Stock Option" or "NSO"................................4

                 (x)    "Option"............................................................5

                 (y)    "Optionee"..........................................................5

                 (z)    "Parent"............................................................5

                 (aa)   "Participant".......................................................5

                 (bb)   "Permitted Transferee"..............................................5

                 (cc)   "Plan"..............................................................5

                 (dd)   "Restricted Stock"..................................................5

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
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
                 (ee)   "Restricted Stock Agreement"........................................5

                 (ff)   "Securities Act"....................................................5

                 (gg)   "Service"...........................................................5

                 (hh)   "Share".............................................................5

                 (ii)   "Stock Option Agreement"............................................5

                 (jj)   "Subsidiary"........................................................5

                 (kk)   "Substitute Awards".................................................5

                 (ll)   "10-Percent Shareholder"............................................6

SECTION 3.   ADMINISTRATION.................................................................6

                 (a)    Committee Composition...............................................6

                 (b)    Authority of the Committee..........................................6

                 (c)    Indemnification.....................................................6

                 (d)    Financial Reports...................................................7

SECTION 4.   ELIGIBILITY....................................................................7

                 (a)    General Rules.......................................................7

                 (b)    Incentive Stock Options.............................................7

SECTION 5.   SHARES SUBJECT TO PLAN.........................................................7

                 (a)    Basic Limitation....................................................7

                 (b)    Additional Shares...................................................7

                 (c)    Dividend Equivalents................................................7

SECTION 6.   TERMS AND CONDITIONS OF OPTIONS................................................7

                 (a)    Stock Option Agreement..............................................7

                 (b)    Number of Shares....................................................8

                 (c)    Exercise Price......................................................8

                 (d)    Exercisability and Term.............................................8

                 (e)    Modifications or Assumption of Options..............................8

                 (f)    Transferability of Options..........................................9

                 (g)    No Rights as a Shareholder..........................................9

                 (h)    Restrictions on Transfer............................................9

SECTION 7.   PAYMENT FOR OPTION SHARES......................................................9

                 (a)    General Rule........................................................9

                 (b)    Surrender of Stock..................................................9

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
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
                 (c)    Promissory Note.....................................................9

                 (d)    Other Forms of Payment.............................................10

SECTION 8.   TERMS AND CONDITIONS FOR AWARDS OF RESTRICTED STOCK...........................10

                 (a)    Time, Amount and Form of Awards....................................10

                 (b)    Restricted Stock Agreement.........................................10

                 (c)    Payment for Restricted Stocks......................................10

                 (d)    Vesting Conditions.................................................10

                 (e)    Assignment or Transfer of Restricted Stocks........................10

                 (f)    Trusts.............................................................10

                 (g)    Voting and Dividend Rights.........................................11

SECTION 9.   PROTECTION AGAINST DILUTION...................................................11

                 (a)    Adjustments........................................................11

SECTION 10.  EFFECT OF A CHANGE IN CONTROL.................................................11

SECTION 11.  LIMITATIONS ON RIGHTS.........................................................12

                 (a)    Retention Rights...................................................12

                 (b)    Shareholders' Rights...............................................12

                 (c)    Regulatory Requirements............................................12

SECTION 12.  WITHHOLDING TAXES.............................................................12

                 (a)    General............................................................12

                 (b)    Share Withholding..................................................12

SECTION 13.  DURATION AND AMENDMENTS.......................................................12

               (a)    Term of the Plan....................................................12

               (b)    Right to Amend or Terminate the Plan................................13

SECTION 14.  EXECUTION....................................................................13

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                              CONDOR SYSTEMS, INC.

                       1999 EMPLOYEE STOCK INCENTIVE PLAN

                        EFFECTIVE AS OF DECEMBER 14, 1999


SECTION 1. INTRODUCTION.

        The Company's Board of Directors adopted the Condor Systems, Inc. 1999 Employee Stock Incentive Plan on December 14, 1999, subject to approval by the Company's shareholders.

        The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by offering Key Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such selected persons to continue to provide services to the Company and to attract new individuals with outstanding qualifications.

        The Plan seeks to achieve this purpose by providing for Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options) and Awards of Restricted Stock.

        The Plan shall be governed by, and construed in accordance with, the laws of the State of California (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or Stock Option Agreement or Restricted Stock Agreement.

SECTION 2. DEFINITIONS.

        (a) "AFFILIATE" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity. For purposes of determining an individual's "Service," this definition shall include any entity other than a Subsidiary, if the Company, a Parent and/or one or more Subsidiaries own not less than 50% of such entity.

        (b) "AWARD" means any award of an Option or Restricted Stock under the Plan.

        (c) "BOARD" means the Board of Directors of the Company, as constituted from time to time.

        (d) "CAUSE" means "cause" as defined in any Employment Agreement or Stock Option Agreement or Restricted Stock Agreement, or if not so defined:

                      (i) a Participant's willful and continued failure substantially to perform his or her duties (other than as a result of total or partial incapacity due to physical or mental illness);

                      (ii) an act or acts on a Participant's part constituting a felony under the laws of the United States or any state thereof or any other jurisdiction in which the Company conducts business;

                      (iii) a Participant being repeatedly under the influence of illegal drugs or alcohol while performing his or her duties; or

                      (iv) any other act or omission which is materially injurious to the financial condition or business reputation of the Company or any of its Affiliates as determined in the sole discretion of the Committee, including a Participant's breach of the provisions of any non-competition, non-solicitation or confidentiality covenant in favor of the Company or its Affiliates binding upon such participant.

        (e) "CHANGE IN CONTROL", except as may otherwise be provided in the Stock Option Agreement or Restricted Stock Agreement, means the occurrence of any of the following:

                      (i) A change in the composition of the Board, as a result of which fewer that one-half of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved;

                      (ii) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 20% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (ii), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude:

                             (A)    A trustee or other fiduciary holding
                      securities under an employee benefit plan of the Company or a subsidiary of the Company; and

                             (B) A corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

                      (iii) any "person" (as such term is used in Section 3(a)(9) and 13(d)(3) of the Exchange Act) other than (A) the DLJMB Entities and/or their respective Permitted Transferees (as defined in the Investors' Agreement) or (B) any "group" (within the meaning of such Section 13(d)(3)) of which any of the DLJMB Entities is a part, acquires, directly or indirectly, by virtue of the consummation of any purchase, merger or other combination, securities of the Company representing more than 51% of the combined voting power of the

               Company's then outstanding voting securities with respect to matters submitted to a vote of the shareholders generally; or

                      (iv) a sale or transfer by the Company or any of its Subsidiaries of substantially all of the stock or consolidated assets of the Company and its Subsidiaries to an entity which is not an Affiliate of the Company prior to such sale or transfer; provided that such sale or transfer achieves a minimum value per diluted common share of the Company as described in Attachment I.

               A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transactions.

        (f) "CODE" means the Internal Revenue Code of 1986, as amended.

        (g) "COMMITTEE" means a committee consisting of one or more members of the Board that is appointed by the Board (as described in Section 3) to administer the Plan.

        (h) "COMMON STOCK" means the Company's Class A common stock.

        (i) "COMPANY" means Condor Systems, Inc., a California corporation.

        (j) "CONSULTANT" means an individual who performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate other than as an Employee or Director or Non-Employee Director.

        (k) "DIRECTOR" means a member of the Board who is also an Employee.

        (l) "DISABILITY" means that the Key Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

        (m) "EMPLOYEE" means any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

        (n) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        (o) "EXERCISE PRICE" means the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

        (p) "FAIR MARKET VALUE" means the market price of Shares, determined by the Committee as follows:

               (i) As of the consummation of the merger of the Company and WDC Acquisition Corp., $1.00 per share;

               (ii) If the Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date;

               (iii) If the Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the NASDAQ system for such date;

               (iv) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

               (v) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

        Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal. Such determination shall be conclusive and binding on all persons.

        (q) "GOOD REASON" means "good reason", as defined in any Employment Agreement or Stock Option or Restricted Stock Agreement, or if not so defined,:

               (i) A Participant's removal from his/her position or assigned duties and responsibilities materially inconsistent with his/her position; or

               (ii) One or more reductions of more than 10% in the aggregate in a Participant's base salary and benefits (including target bonus opportunities and criteria but not actual bonus payments), except for across-the-board reductions similarly affecting similarly situated employees.

        (r) "GRANT" means any grant of an Option under the Plan.

        (s) "INCENTIVE STOCK OPTION" or "ISO" means an incentive stock option described in Code section 422(b).

        (t) "INVESTORS' AGREEMENT" means the Investors' Agreement dated as of April 15, 1999 among Condor Systems and the several Shareholders (as defined therein) from time to time parties thereto.

        (u) "KEY EMPLOYEE" means an Employee, Director, Non-Employee Director or Consultant who has been selected by the Committee to receive an Award under the Plan.

        (v) "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an Employee.

        (w) "NONSTATUTORY STOCK OPTION" or "NSO" means a stock option that is not an ISO.

        (x) "OPTION" means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

        (y) "OPTIONEE" means an individual, estate or other entity that holds an Option.

        (z) "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

        (aa) "PARTICIPANT" means an individual or estate or other entity that holds an Award.

        (bb) "PERMITTED TRANSFEREE" shall have the meaning assigned to it in the Investors' Agreement.

        (cc) "PLAN" means this Condor Systems, Inc. 1999 Employee Stock Incentive Plan as it may be amended from time to time.

        (dd)   "RESTRICTED STOCK" means a Share awarded under the Plan.

        (ee)   "RESTRICTED STOCK AGREEMENT" means the agreement described in
        Section 8 evidencing each Award of Restricted Stock.

        (ff)   "SECURITIES ACT" means the Securities Act of 1933, as amended.

        (gg) "SERVICE" means service as an Employee, Director, Non-Employee Director or Consultant.

        (hh)   "SHARE" means one share of Class A Common Stock.

        (ii) "STOCK OPTION AGREEMENT" means the agreement described in Section 6 evidencing each Grant of an Option.

        (jj) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

        (kk) "SUBSTITUTE AWARDS" means Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines. Rollover Shares shall not constitute Substitute Awards for purposes hereof.

        (ll) "10-PERCENT SHAREHOLDER" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

SECTION 3. ADMINISTRATION.

        (a) COMMITTEE COMPOSITION. A Committee appointed by the Board shall administer the Plan. The Board shall designate one of the members of the Committee as chairperson. If no Committee has been approved, the entire Board shall constitute the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

        Effective with the Company's initial public offering, the Committee shall consist either (i) of those individuals who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to Options to persons who are officers or directors of the Company under Section 16 of the Exchange Act or (ii) of the Board itself.

        The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

        (b) AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

               (i) selecting Key Employees who are to receive Awards under the Plan;

               (ii) determining the type, number, vesting requirements and other features and conditions of such Awards;

               (iii)  interpreting the Plan; and

               (iv) making all other decisions relating to the operation of the Plan.

        The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

        (c) INDEMNIFICATION. Each member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from
        (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement or any Restricted Stock

        Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

        (d) FINANCIAL REPORTS. To the extent required by applicable law, the Company shall furnish to Participants the Company's summary financial information including a balance sheet regarding the Company's financial condition and results of operations, unless such Participants have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION 4. ELIGIBILITY.

        (a) GENERAL RULES. Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee.

        (b) INCENTIVE STOCK OPTIONS. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

SECTION 5. SHARES SUBJECT TO PLAN.

        (a) BASIC LIMITATION. The stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares reserved for Awards under the Plan shall not exceed 3,000,000 Shares on a fully diluted basis, subject to adjustment pursuant to
        Section 9. Any Shares underlying Substitute Awards shall not be counted against the Shares available for Awards under the Plan.

        (b) ADDITIONAL SHARES. If Awards are forfeited or terminate for any other reason before being exercised, then the Shares underlying such Awards shall again become available for Awards under the Plan.

        (c) DIVIDEND EQUIVALENTS. Any dividend equivalents distributed under the Plan shall not be applied against the number of Shares available for Awards.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

        (a) STOCK OPTION AGREEMENT. Each Grant under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

        (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9.

        (c) EXERCISE PRICE. An Option's Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. To the extent required by applicable law the Exercise Price of an ISO shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders) of a Share on the date of Grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding. To the extent required by applicable law, the Exercise Price for an NSO shall not be less than 85% of the Fair Market Value (110% for 10-Percent Shareholders) of a Share on the date of Grant.

        (d) EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, Options shall vest at least as rapidly as 20% annually over a five-year period. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO, and to the extent required by applicable law a NSO, shall in no event exceed ten (10) years from the date of Grant. An ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five (5) years. To the extent required by applicable law, vested Options shall be exercisable for a minimum period of six (6) months following termination of employment due to death or Disability and thirty (30) days following termination of employment (other than terminations for cause, as defined in the Company's personnel policies). Notwithstanding the previous sentence, no Option can be exercised after the expiration date provided in the applicable Stock Option Agreement. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. A Stock Option Agreement may permit an Optionee to exercise an Option before it is vested, subject to the Company's right of repurchase over any Shares acquired under the unvested portion of the Option (an "early exercise"), which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option.

        (e) MODIFICATIONS OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

        (f) TRANSFERABILITY OF OPTIONS. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

        (g) NO RIGHTS AS A SHAREHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Common Stock covered by an Option until such person becomes entitled to receive such Common Stock by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

        (h) RESTRICTIONS ON TRANSFER. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law.

SECTION 7. PAYMENT FOR OPTION SHARES.

        (a) GENERAL RULE. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows:

               (i) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7.

               (ii) In the case of an NSO granted under the Plan, the Committee may in its discretion, at any time accept payment in any form(s) described in this Section 7.

        (b) SURRENDER OF STOCK. To the extent that this Section 7(b) is applicable, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

        (c) PROMISSORY NOTE. To the extent that this Section 7(c) is applicable, payment for all or any part of the Exercise Price may be made with a full-recourse promissory note.


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

        (d) OTHER FORMS OF PAYMENT. To the extent that this Section 7(d) is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

SECTION 8. TERMS AND CONDITIONS FOR AWARDS OF RESTRICTED STOCK.

        (a) TIME, AMOUNT AND FORM OF AWARDS. Awards under the Plan may be granted in the form of Restricted Stock.

        (b) RESTRICTED STOCK AGREEMENT. Each Award of Restricted Stock under the Plan shall be evidenced by a Restricted Stock Agreement between the Participant and the Company. Such Award shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Restricted Stock Agreement. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

        (c) PAYMENT FOR RESTRICTED STOCKS. Restricted Stock may be issued with or without cash consideration under the Plan.

        (d) VESTING CONDITIONS. Each Award of Restricted Stock shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, Disability or retirement or other events.

        (e) ASSIGNMENT OR TRANSFER OF RESTRICTED STOCKS. Except as provided in
        Section 12, or in a Restricted Stock Agreement, or as required by applicable law, a Restricted Stock granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this
        Section 8(e) shall be void. However, this Section 8(e) shall not preclude a Participant from designating a beneficiary who will receive any outstanding Restricted Stocks in the event of the Participant's death, nor shall it preclude a transfer of Restricted Stocks by will or by the laws of descent and distribution.

        (f) TRUSTS. Neither this Section 8 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Stock to (a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of Restricted Stock from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Stock held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Restricted Stock Agreement, as if such trustee were a party to such Agreement.


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

        (g) VOTING AND DIVIDEND RIGHTS. The holders of Restricted Stock awarded under the Plan shall have the same voting, dividend and other rights as the Company's other shareholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Stock invest any cash dividends received in additional Restricted Stock. Such additional Restricted Stock shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Stock shall not reduce the number of Shares available under Section 5.

SECTION 9. PROTECTION AGAINST DILUTION.

        (a) ADJUSTMENTS. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

               (i)    the number of Shares available for future Awards under
        Section 5;

               (ii)   the number of Shares covered by each outstanding Award; or

               (iii)  the Exercise Price under each outstanding Option.

        (b) PARTICIPANT RIGHTS. Except as provided in this Section 9, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

SECTION 10. EFFECT OF A CHANGE IN CONTROL.

        (a) MERGER OR REORGANIZATION. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration, in all cases without the consent of the Participant.

        (b) ACCELERATION. The Committee may determine, at the time of granting an Award or thereafter, that such Award shall become fully vested as to all Shares subject to such Award in the event that a Change in Control occurs with respect to the Company.


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

SECTION 11. LIMITATIONS ON RIGHTS.

        (a) RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company's Articles of Incorporation and Bylaws and a written employment agreement (if any).

        (b) SHAREHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Shares covered by his or her Award prior to the issuance of a stock certificate for such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Section 9.

        (c) REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

SECTION 12. WITHHOLDING TAXES.

        (a) GENERAL. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

        (b) SHARE WITHHOLDING. If a public market for the Company's Shares exists, the Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission.

SECTION 13. DURATION AND AMENDMENTS.

        (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to the approval of the Company's shareholders. No Options shall be exercisable until such shareholder approval is obtained. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by


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

        the Board, any Awards made shall be null and void and no additional Awards shall be made. To the extent required by applicable law, the Plan shall terminate on the date that is ten (10) years after its adoption by the Board and may be terminated on any earlier date pursuant to Section 13(b).

        (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board may amend or terminate the Plan at any time and for any reason. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan. No Awards shall be granted under the Plan after the Plan's termination. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules.

SECTION 14. EXECUTION.

        To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.

                                        CONDOR SYSTEMS, INC.



                                        By ____________________________________

                                        Title _________________________________





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